UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2019
   _____________________
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 24, 2019, Air Transport Services Group, Inc. (“ATSG”) entered into an amendment (the “Second Amendment”) of its Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated November 9, 2018, with SunTrust Bank, as Administrative Agent, and the other financial institutions from time to time a party thereto. The Second Amendment: (i) extends the maturity date of the term loan and revolving credit facility to May 30, 2024; (ii) increases the aggregate amount of the revolving credit facility by $100 million, to $645 million; (iii) preserves ATSG’s access to a $300 million accordion feature, subject to lender consent; (iv) provides that any capital stock of ATSG that is acquired and owned beneficially and of record by Amazon.com, Inc. or one or more of its direct or indirect wholly owned domestic subsidiaries pursuant to the exercise of warrants shall be disregarded for purposes of determining whether there has occurred a change of control under the Credit Agreement; and (v) prior to the first second, third, fourth and fifth anniversary date of the Credit Agreement, permits ATSG to request an extension of the maturity date of the term loan and/or revolving credit facility in effect at such time by one calendar year from the then scheduled maturity date.
The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Reference is made to the discussion in Item 1.01 to this Current Report on Form 8-K, which discussion is incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of November 9, 2018, among Cargo Aircraft Management, Inc., as Borrower; Air Transport Services Group, Inc.; the lenders from time to time party hereto; SunTrust Bank, as Administrative Agent; Bank of America, N.A. and PNC Bank, National Association, as Co-Syndication Agents; and Regions Bank, JP Morgan Chase Bank, N.A. and Branch Banking and Trust Company, as Co-Documentation Agents, incorporated by reference to the Company's Form 10-K filed with the Securities and Exchange Commission on March 1, 2019.

10.2
First Amendment to Second Amended and Restated Credit Agreement, dated as of February 13, 2019, by and among Cargo Aircraft Management, Inc., as Borrower; Air Transport Services Group, Inc.; each of the Guarantors party hereto; each of the financial institutions party hereto as "Lenders"; and SunTrust Bank, in its capacity as Administrative Agent, filed herewith.

10.3
Second Amendment to Second Amended and Restated Credit Agreement, dated as of May 24, 2019, by and among Cargo Aircraft Management, Inc., as Borrower; Air Transport Services Group, Inc.; each of the financial institutions party hereto as "Lenders"; and SunTrust Bank, in its capacity as Administrative Agent, filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 29, 2019